ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

-AllianceBernstein VPS Balanced Wealth Strategy Portfolio

Supplement dated May 10, 2012 to the Prospectuses and Summary Prospectuses dated May 1, 2012 for AllianceBernstein Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of the AllianceBernstein VPS Balanced Wealth Strategy Portfolio (the “Portfolio”).

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Under the Principal Strategies heading in the summary section of the Prospectuses, the last sentence of the second paragraph is revised as follows:

Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.

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The following chart for the Portfolio replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses and Summary Prospectuses and reflects those persons responsible for day-to-day management of the Portfolio’s portfolio.

Employee	Length of Service	Title
Dokyoung Lee	Since 2008	Senior Vice President of the Adviser
Seth J. Masters	Since 2004	Senior Vice President of the Adviser
Christopher H. Nikolich	Since 2004	Senior Vice President of the Adviser
Patrick J. Rudden	Since 2009	Senior Vice President of the Adviser

The following replaces certain information under the heading “Management of the Portfolios — Portfolio Managers” in the Prospectuses with respect to the Portfolio.

AllianceBernstein VPS Balanced Wealth Strategy Portfolio Multi-Asset Solutions Team	Dokyoung Lee; since 2008; Senior Vice President of the Adviser and Director of Research—Strategic Asset Allocation	Senior Vice President of the Adviser, with which he has been associated since prior to 2007, and Director of Research—Strategic Asset Allocation since 2008.

	Seth J. Masters; since 2004; Senior Vice President of the Adviser and Chief Investment Officer of Asset Allocation and Bernstein Global Wealth Management	Senior Vice President of the Adviser, with which he has been associated since prior to 2007, and Chief Investment Officer of Asset Allocation and Bernstein Global Wealth Management.

	Christopher H. Nikolich; since 2004; Senior Vice President of the Adviser and Head of Research and Investment Design—Defined Contribution Investments	Senior Vice President of the Adviser, with which he has been associated since prior to 2007, and Head of Research and Investment Design—Defined Contribution Investments.

	Patrick J. Rudden; since 2009; Senior Vice President of the Adviser and Head of Blend Strategies	Senior Vice President of the Adviser, with which he has been associated since prior to 2007, and Head of Blend Strategies.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

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